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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                              ----------------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):                     July 14, 2005
                                               --------------------------



                        INSITUFORM TECHNOLOGIES, INC.
                        -----------------------------
           (Exact name of registrant as specified in its charter)


            Delaware                       0-10786               13-3032158
--------------------------------   ------------------------  -------------------
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)


  702 Spirit 40 Park Drive, Chesterfield, Missouri                  63005
----------------------------------------------------------   -------------------
      (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number,
including area code                              (636) 530-8000
                                          -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.        Departure of Directors or Principal Officers; Election of
                  ---------------------------------------------------------
                  Directors; Appointment of Principal Officers.
                  --------------------------------------------

                  (d) Effective as of July 14, 2005, the Board of Directors of Insituform Technologies, Inc. (the "Company") elected Stephanie A. Cuskley as a member of the Board of Directors and appointed Ms. Cuskley as a member of the Company's Audit Committee.

                  A copy of the press release, issued on July 14, 2005, announcing Ms. Cuskley's election to the Company's Board of Directors and appointment to the Audit Committee is furnished herewith as Exhibit 99.1 and incorporated herein by reference.


Item 7.01.        Regulation FD Disclosure.
                  ------------------------

                  The information contained in Item 5.02 of this Current Report on Form 8-K, including Exhibit 99.1, is incorporated by reference into this Item 7.01.


Item 9.01.        Financial Statements and Exhibits.
                  ---------------------------------

                  (c)      Exhibits.

                           See the Index to Exhibits attached hereto.



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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             INSITUFORM TECHNOLOGIES, INC.


                             By:  /s/ David F. Morris
                                -----------------------------------------------
                                David F. Morris
                                Vice President, General Counsel and Secretary

Date:  July 20, 2005



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                              INDEX TO EXHIBITS


      Exhibit         Description
      -------         -----------

      99.1            Press Release of Insituform Technologies, Inc., dated
                      July 14, 2005.